UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 September 4, 2007

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.     Other Events
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          As of August 31, 2007, preliminary assets under management totaled
$4.310 billion.  Following is a summary as of August 31, 2007 (in millions):

				         Equity    Fixed Income	    Total
Individually Managed Accounts 	        $   860	      $  127       $   987
Mutual Funds (including sub-advised)      2,660	         169         2,829
Private Investment Funds	   	    494            0           494
                                        -------       ------       -------
Total			       	        $ 4,014       $  296       $ 4,310

Investment Strategy
-------------------
Small* and Small-Mid Cap         $   669
Large Cap and Select		     991
Long-Short		           2,358
Strategic and Fixed Income     	     292
				--------
Total			           4,310

* Effective September 1, 2007, Diamond Hill re-opened its small cap strategies to new investors.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: September 4, 2007	                     By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary